UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2022

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PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 25, 2022, Stacey Giamalis, Senior Vice President, Legal, General Counsel and Corporate Secretary of PagerDuty (the “Company”), provided notice of her intention to resign from the Company, following a transition period. Ms. Giamalis has served in this role for almost four years, including through the Company’s initial public offering. Ms. Giamalis’ last day is May 6, 2022.

On March 30, 2022, the Company announced that Shelley Webb, currently Vice President & Group General Counsel, Client Computing Group & Global Legal Operations at Intel Corporation, has accepted the role of Senior Vice President Legal, General Counsel of PagerDuty effective April 25, 2022.

(e)

On March 25, 2022, the Company's Compensation Committee approved performance stock units ("PSUs") under the Company’s 2019 Equity Incentive Plan for certain of the Company’s executive officers. The PSU awards are eligible to vest over a three-year period only if the Company achieves an annual recurring revenue growth target for the fiscal year ending January 31, 2023.

Ms. Jennifer Tejada, Chairperson and Chief Executive Officer, will be awarded PSUs having a target grant date fair value of $10,000,000. Howard Wilson, Chief Financial Officer, and David Justice, Executive Vice President, Chief Revenue Officer, each will be awarded PSUs having a target grant date fair value of $2,100,000.

Item 7.01 Regulation FD Disclosure

PagerDuty’s press release, dated March 30, 2022, announcing the appointment of Shelley Webb as the new Senior Vice President, General Counsel.

The information in Item 7.01 of this report is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is provided as part of this report:

Exhibit No.	Description
99.1	Press Release Issued by PagerDuty, Inc. dated March 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: March 30, 2022	By:	/s/ Stacey A. Giamalis
Stacey A. Giamalis
Senior Vice President, Legal, General Counsel, and Secretary